SUPPLEMENT TO THE VARIABLE ANNUITY PROSPECTUS DATED JANUARY 2, 2013

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                    AMERICAN GENERAL LIFE INSURANCE COMPANY

                         VARIABLE SEPARATE ACCOUNT
                  Polaris Platinum O-Series Variable Annuity
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       THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

                       FS VARIABLE SEPARATE ACCOUNT
                 Polaris Platinum O-Series Variable Annuity
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This supplement is provided solely to correct a scrivener's error printed in the January 2, 2013 prospectus with respect to the Income Credit.

The following paragraphs replace the 4th and 5th paragraphs under the subheading "Overview of Living Benefit" in the OPTIONAL LIVING BENEFIT section of the prospectus on page 23.

SunAmerica Income Plus(R) offers guaranteed lifetime income plus the opportunity to increase income by locking in the greater of either the contract's highest Anniversary Value, or an annual Income Credit. The annual 5.25% Income Credit is an amount we may add to the Income Base each year for the first 12 Benefit Years.

The 5.25% Income Credit is reduced but not eliminated in any Benefit Year in which cumulative withdrawals are less than 5.25% of the Income Base and not greater than the Maximum Annual Withdrawal Amount thereby providing a guarantee that income can increase during the first 12 years even after starting withdrawals. After the first 12 years, only the highest Anniversary Value increase may be available.




Date:  January 24, 2013

            Please keep this Supplement with your Prospectus